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                                                                    Exhibit 24.1



                         Consent of Independent Auditors


We consent to the reference to our firm under the captions "Experts", "Selected Financial Data" and "Summary Financial Data" and to the use of our report dated February 12, 1999 in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-69729) and related Prospectus of Gen Trak, Inc. filed with the Securities and Exchange Commission.


                                                           /s/ Ernst & Young LLP


Philadelphia, PA
May 11, 1999